EXHIBIT 21

LIST OF SUBSIDIARIES

(as of December 31, 2016)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia Imports of Anchorage, Inc.	Alaska	Lithia Hyundai of Anchorage Lithia Kia of Anchorage Lithia Anchorage Auto Body
Lithia NA, Inc.	Alaska	BMW of Anchorage MINI of Anchorage
Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Jeep Dodge of Anchorage Lithia Value Autos
Lithia of Fairbanks, Inc.	Alaska	Chevrolet Buick GMC of Fairbanks
Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage Chevrolet of Wasilla
Lithia of Wasilla, LLC	Alaska	Lithia Chrysler Jeep Dodge Ram of Wasilla
DCH (Oxnard) Inc.	California	DCH Honda of Oxnard Honda of Oxnard Supercraft Auto Body & Paint DCH Used Car Superstore
DCH CA LLC	California	DCH Acura of Temecula DCH Acura Temecula
DCH Calabasas-A, LLC	California	Audi Calabasas
DCH California Investments LLC	California
DCH California Motors Inc.	California	DCH Toyota of Oxnard Toyota of Oxnard DCH Scion of Oxnard
DCH Del Norte, INC.	California	DCH Lexus of Oxnard Lexus of Oxnard DCH Lexus of Santa Barbara
DCH Korean Imports LLC	California	DCH Kia of Temecula
DCH Mission Valley LLC	California	DCH Honda of Mission Valley
DCH Oxnard 1521 Imports Inc.	California	DCH Audi of Oxnard Audi of Oxnard
DCH Riverside-S, Inc.	California	DCH Subaru of Riverside
DCH Simi Valley Inc.	California	DCH Toyota of Simi Valley Toyota of Simi Valley DCH Scion of Simi Valley
DCH Temecula Imports LLC	California	DCH Honda of Temecula DCH Honda Temecula
DCH Temecula Motors LLC	California	DCH Chrysler Jeep Dodge of Temecula DCH Chrysler Jeep of Temecula DCH Dodge of Temecula
DCH Temecula Motors II, Inc.	California	DCH FIAT of Temecula
DCH Thousand Oaks-F, Inc.	California	DCH Ford of Thousand Oaks
DCH Torrance Imports Inc.	California	DCH Toyota of Torrance DCH Scion of Torrance Torrance Toyota Torrance Scion Toyota Scion

Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding
Lithia FMF, Inc.	California	Lithia Ford of Fresno Lithia Ford Lincoln of Fresno
Lithia Fresno, Inc.	California	Lithia Subaru of Fresno Fresno Mitsubishi
Lithia JEF, Inc.	California	Lithia Hyundai of Fresno
Lithia MMF, Inc.	California	Lithia Mazda of Fresno Lithia Suzuki of Fresno
Lithia NC, Inc.	California	Nissan of Clovis
Lithia NF, Inc.	California	Lithia Nissan of Fresno
Lithia of Concord I, Inc.	California	Lithia Chrysler Dodge Jeep Ram of Concord
Lithia of Concord II, Inc.	California	Lithia FIAT of Concord
Lithia of Eureka, Inc.	California	Lithia Chrysler Jeep Dodge of Eureka
Lithia of Lodi, Inc.	California	Lodi Toyota Lodi Scion
Lithia of Santa Rosa, Inc.	California	Lithia Chrysler Jeep Dodge of Santa Rosa
Lithia of Stockton, Inc.	California	Nissan of Stockton, Kia of Stockton
Lithia of Stockton-V, Inc.	California	Volkswagen of Stockton
Lithia of Walnut Creek, Inc.	California	Diablo Subaru of Walnut Creek
Lithia Sea P, Inc.	California	Porsche of Monterey
Lithia Seaside, Inc.	California	BMW of Monterey
Lithia TR, Inc.	California	Lithia Toyota of Redding Lithia Scion of Redding
Lithia VF, Inc.	California	Volvo of Fresno
LLL Sales CO LLC	California	DCH Gardena Honda Gardena Honda Gardena Honda, a DCH Company All-Savers Auto Sales & Leasing
Tustin Motors Inc.	California	Honda Acura DCH Tustin Acura Tustin Acura
Dah Chong Hong CA Trading LLC	Delaware
DCH Auto Group (USA) Inc.	Delaware
DCH Holdings LLC	Delaware
DCH Mamaroneck LLC	Delaware	DCH Toyota City DCH Scion City
DCH NJ Team Member Services Corporation	Delaware
DCH North America Inc.	Delaware
DCH NY Motors LLC	Delaware	DCH Wappingers Falls Toyota DCH Wappingers Falls Auto Group DCH Wappingers Falls Scion
DCH TL Holdings LLC	Delaware
DCH TL NY Holdings LLC	Delaware
Lithia Auction & Recon, LLC	Delaware	Auction & Recon
Lithia of Honolulu-F, LLC	Delaware	Honolulu Ford
Lithia of Honolulu-A, Inc.	Hawaii	Acura of Honolulu

Lithia of Honolulu-BGMCC, LLC	Hawaii	Honolulu Buick GMC Honolulu Buick GMC Cadillac Honolulu Cadillac
Lithia of Honolulu-V, LLC	Hawaii	Honolulu Volkswagen
Lithia of Maui-H, LLC	Hawaii	Island Honda
Lithia CCTF, Inc.	Idaho	Chevrolet of Twin Falls
Lithia Ford of Boise, Inc.	Idaho	Lithia Ford of Boise Lithia Ford Lincoln of Boise Auto Credit of Idaho Lithia Body & Paint of Boise
Lithia of Pocatello, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Pocatello Lithia Hyundai of Pocatello Lithia Dodge Trucks of Pocatello
Lithia of TF, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Twin Falls
Lithia AcDM, Inc.	Iowa	Acura of Johnston
Lithia HDM, Inc.	Iowa	Honda of Ames
Lithia MBDM, Inc.	Iowa	Mercedes Benz of Des Moines European Motorcars Des Moines
Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames
Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines European Motorcars Des Moines Lithia Body and Paint of Des Moines
Lithia VAuDM, Inc.	Iowa	Audi Des Moines Lithia Volkswagen of Des Moines Assured Used Cars & Trucks Lithia Audi of Des Moines
Milford DCH, Inc.	Massachusetts	DCH Toyota of Milford
Lithia BCRGF, Inc.	Montana	Budget Rent A Car of Great Falls Montana
Lithia CDH, Inc.	Montana	Lithia Chrysler Jeep Dodge of Helena
Lithia HGF, Inc.	Montana	Honda of Great Falls
Lithia LBGGF, Inc.	Montana	Lithia Buick GMC of Great Falls
Lithia LHGF, Inc.	Montana	Lithia Hyundai of Great Falls
Lithia LSGF, Inc.	Montana	Lithia Subaru of Great Falls
Lithia of Billings II LLC	Montana	Lithia Toyota of Billings Lithia Scion of Billings
Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings
Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Jeep Dodge of Great Falls
Lithia of Helena, Inc.	Montana	Chevrolet of Helena
Lithia of Missoula II LLC	Montana	Lithia Toyota of Missoula Lithia Scion of Missoula
Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula Lithia Auto Center of Missoula
Lithia of Missoula III, Inc.	Montana	Lithia Ford of Missoula
Lithia Reno Sub-Hyun, Inc.	Nevada	Lithia Reno Subaru Lithia Body & Paint
Lithia SALMIR, Inc.	Nevada	Lithia Volkswagen of Reno Lithia Hyundai of Reno Lithia Chrysler Jeep of Reno
797 Valley Street, LLC	New Jersey

Dah Chong Hong Trading Corporation	New Jersey
Daron Motors LLC	New Jersey	DCH Academy Honda Academy Honda
DCH Bloomfield LLC	New Jersey	DCH Bloomfield BMW DCH Essex BMW Essex BMW BMW of Bloomfield Parkway BMW
DCH DMS NJ, LLC	New Jersey
DCH Essex Inc. fka DCH-Millburn Inc. (fka DCH Essex LLC)	New Jersey	DCH Audi DCH Maplewood Audi DCH Millburn Audi Essex Motors Millburn Audi
DCH Financial NJ, LLC	New Jersey
DCH Freehold LLC	New Jersey	Freehold Toyota DCH Freehold Toyota DCH Freehold Scion
DCH Freehold-V, LLC	New Jersey	DCH Volkswagen of Freehold
DCH Investments Inc. (New Jersey)	New Jersey
DCH Leasing Corporation	New Jersey
DCH Monmouth LLC	New Jersey	BMW of Freehold
DCH Montclair LLC	New Jersey	Montclair Acura DCH Montclair Acura
DCH Motors LLC	New Jersey	Kay Honda DCH Motors DCH Kay Honda
DCH Support Services, LLC	New Jersey
Freehold Nissan LLC	New Jersey	DCH Freehold Nissan Freehold Nissan
Paramus World Motors LLC	New Jersey	DCH Paramus Honda Paramus Honda Crown Leasing
Sharlene Realty LLC	New Jersey	DCH Brunswick Toyota DCH Brunswick Scion DCH Collision Center
LDLC, LLC	New Mexico	Lithia Dodge of Las Cruces
Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Jeep Dodge of Santa Fe
DCH Investments, Inc. (New York)	New York
DCH Management Inc.	New York
DCH Nanuet LLC	New York	DCH Honda of Nanuet
Lithia of Troy, LLC	New York	Carbone Subaru
Lithia of Utica-1, LLC	New York	BMW of Utica
Lithia of Utica-2, LLC	New York	Don’s Ford
Lithia of Utica-3, LLC	New York	Don’s Subaru
Lithia of Yorkville-1, LLC	New York	Carbone Chevrolet Buick Cadillac GMC
Lithia of Yorkville-2, LLC	New York	Carbone Chrysler Dodge Jeep Ram
Lithia of Yorkville-3, LLC	New York	Carbone Honda
Lithia of Yorkville-4, LLC	New York	Carbone Hyundai

Lithia of Yorkville-5, LLC	New York	Carbone Nissan
Lithia ND Acquisition Corp. #1	North Dakota	Lithia Ford Lincoln of Grand Forks
Lithia ND Acquisition Corp. #3	North Dakota	Lithia Chrysler Jeep Dodge of Grand Forks
Lithia ND Acquisition Corp. #4	North Dakota	Lithia Toyota of Grand Forks Lithia Scion of Grand Forks Lithia Toyota Scion of Grand Forks
Cadillac of Portland Lloyd Center, LLC	Oregon	Cadillac of Portland
Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene
Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield Lithia Scion of Springfield Lithia Toyota Scion of Springfield
LAD Advertising, Inc.	Oregon	LAD Advertising LAD Printing The Print Shop at the Commons The Print Shop
LBMP, LLC	Oregon	BMW Portland
LFKF, LLC	Oregon	Lithia Ford of Klamath Falls
LGPAC, Inc.	Oregon	Lithia’s Grants Pass Auto Center Xpress Lube
Lithia Aircraft, Inc.	Oregon
Lithia BNM, Inc.	Oregon
Lithia Community Development Company, Inc.	Oregon
Lithia DE, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Eugene
Lithia DM, Inc.	Oregon	Lithia Dodge Lithia Chrysler Jeep Dodge Xpress Lube
Lithia Financial Corporation	Oregon	Lithia Leasing
Lithia HPI, Inc.	Oregon
Lithia Klamath, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Klamath Falls Lithia Toyota of Klamath Falls Lithia Scion of Klamath Falls Lithia Klamath Falls Auto Center Lithia Body and Paint of Klamath Falls
Lithia Medford Hon, Inc.	Oregon	Lithia Honda
Lithia Motors Support Services, Inc.	Oregon	Lithia’s LAD Travel Service
Lithia MTLM, Inc.	Oregon	Lithia Toyota Lithia Scion Lithia Toyota Scion
Lithia of Bend #1, LLC	Oregon	Bend Honda
Lithia of Bend #2, LLC	Oregon	Chevrolet Cadillac of Bend Lithia Body & Paint of Bend
Lithia of Eugene, LLC	Oregon	Lithia FIAT of Eugene
Lithia of Milwaukie, Inc.	Oregon	Lithia Chevrolet on McLoughlin
Lithia of Portland, LLC	Oregon	Buick GMC of Portland
Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Roseburg Lithia Roseburg Auto Center
Lithia Oregon Investments - 1, LLC	Oregon	N/A
Lithia Oregon Investments - 2, LLC	Oregon	N/A

Lithia Real Estate, Inc.	Oregon
Lithia Rose-FT, Inc.	Oregon	Lithia Ford Lincoln of Roseburg Assured Dealer Services of Roseburg
Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City
LMBB, LLC	Oregon	Mercedes-Benz of Beaverton
LMBP, LLC	Oregon	Mercedes-Benz of Portland Smart Center of Portland
LMOP, LLC	Oregon	MINI of Portland
LSTAR, LLC	Oregon
Medford Insurance, LLC	Oregon
RFA Holdings, LLC	Oregon
Salem-B, LLC	Oregon	BMW of Salem
Salem-H, LLC	Oregon	Honda of Salem
Salem-V, LLC	Oregon	Volkswagen of Salem
Southern Cascades Finance Corporation	Oregon
Lithia Automotive, Inc.	South Dakota
Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Jeep Dodge of Bryan College Station
Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa
Lithia CJDSA, Inc.	Texas	All American Chrysler Jeep Dodge of San Angelo All American Autoplex
Lithia CM, Inc.	Texas	All American Chevrolet of Midland
Lithia CO, Inc.	Texas	All American Chevrolet of Odessa
Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo
Lithia DMID, Inc.	Texas	All American Chrysler Jeep Dodge of Midland
Lithia FBCS, LLC	Texas	Alfa Romeo FIAT of Bryan College Station
Lithia FLCC, LLC	Texas	Access Ford Lincoln of Corpus Christi
Lithia HMID, Inc.	Texas	Lithia Hyundai of Odessa
Lithia NSA, Inc.	Texas	Honda of San Angelo All American Autoplex
Lithia of Abilene, Inc.	Texas	Honda of Abilene
Lithia of Clear Lake, LLC	Texas	Subaru of Clear Lake
Lithia of Corpus Christi, Inc.	Texas	Lithia Chrysler Jeep Dodge of Corpus Christi Lithia Dodge of Corpus Christi
Lithia of Killeen, LLC	Texas	All American Chevrolet of Killeen
Lithia TA, Inc.	Texas	Lithia Toyota of Abilene Lithia Scion of Abilene
Lithia TO, Inc.	Texas	Lithia Toyota of Odessa Lithia Scion of Odessa
Lithia of Bennington - 1, LLC	Vermont	Carbone Ford of Bennington
Lithia of Bennington - 2, LLC	Vermont	Carbone Hyundai of Bennington
Lithia of Bennington - 3, LLC	Vermont	Carbone Honda of Bennington
Lithia of Bennington - 4, LLC	Vermont	Carbone Toyota of Bennington
Camp Automotive, Inc.	Washington	Camp BMW Camp Chevrolet Subaru of Spokane Camp Cadillac

Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Chrysler Jeep Dodge of Tri-Cities
Lithia of Bellingham, LLC	Washington	Chevrolet Cadillac of Bellingham Chambers Chevrolet Cadillac of Bellingham Chevrolet Buick GMC Cadillac of Bellingham
Lithia of Seattle, Inc.	Washington	BMW Seattle
Lithia of Spokane, Inc.	Washington	Mercedes Benz of Spokane
Lithia of Spokane II, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram of Spokane
Lithia of Casper, LLC	Wyoming	Greiner Ford Lincoln of Casper